Exhibit 28(h)(v)

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

THE STRATTON FUNDS, INC.

Power of Attorney

I, being a director of Stratton Multi-Cap Fund, Inc. (effective May 1, 2013, Stratton Mid Cap Fund, Inc.), Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (the “Funds”), hereby make, constitute and appoint Jerry Van Horn and Michelle A. Whalen, attorney-in-fact and agent for me and in my name and on my behalf to execute any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and I hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes shall do or cause to be done by virtue thereof.

I have signed this Power of Attorney on February 20, 2013.

/s/ Bernard A. Francis, Jr.
Name: Bernard A. Francis, Jr.
Title: Director

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

THE STRATTON FUNDS, INC.

Power of Attorney

I, being a director of Stratton Multi-Cap Fund, Inc. (effective May 1, 2013, Stratton Mid Cap Fund, Inc.), Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (the “Funds”), hereby make, constitute and appoint Jerry Van Horn and Michelle A. Whalen, attorney-in-fact and agent for me and in my name and on my behalf to execute any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and I hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes shall do or cause to be done by virtue thereof.

I have signed this Power of Attorney on February 20, 2013.

/s/ Brian G. Peirce
Name: Brian G. Peirce
Title: Director

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

THE STRATTON FUNDS, INC.

Power of Attorney

I, being a director of Stratton Multi-Cap Fund, Inc. (effective May 1, 2013, Stratton Mid Cap Fund, Inc.), Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (the “Funds”), hereby make, constitute and appoint Jerry Van Horn and Michelle A. Whalen, attorney-in-fact and agent for me and in my name and on my behalf to execute any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and I hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes shall do or cause to be done by virtue thereof.

I have signed this Power of Attorney on February 20, 2013.

/s/ Lois Rothenberger
Name: Lois Rothenberger
Title: Director

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

THE STRATTON FUNDS, INC.

Power of Attorney

I, being a director of Stratton Multi-Cap Fund, Inc. (effective May 1, 2013, Stratton Mid Cap Fund, Inc.), Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (the “Funds”), hereby make, constitute and appoint Jerry Van Horn and Michelle A. Whalen, attorney-in-fact and agent for me and in my name and on my behalf to execute any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and I hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes shall do or cause to be done by virtue thereof.

I have signed this Power of Attorney on February 20, 2013.

/s/ Frank Thomas
Name: Frank Thomas
Title: Director

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

THE STRATTON FUNDS, INC.

Power of Attorney

I, being a director of Stratton Multi-Cap Fund, Inc. (effective May 1, 2013, Stratton Mid Cap Fund, Inc.), Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (the “Funds”), hereby make, constitute and appoint Jerry Van Horn and Michelle A. Whalen, attorney-in-fact and agent for me and in my name and on my behalf to execute any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and I hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes shall do or cause to be done by virtue thereof.

I have signed this Power of Attorney on February 20, 2013.

/s/ Joel H. Wilson
Name: Joel H. Wilson
Title: Director

STRATTON MULTI-CAP FUND, INC.

STRATTON REAL ESTATE FUND, INC.

THE STRATTON FUNDS, INC.

Power of Attorney

I, being a director of Stratton Multi-Cap Fund, Inc. (effective May 1, 2013, Stratton Mid Cap Fund, Inc.), Stratton Real Estate Fund, Inc. and The Stratton Funds, Inc. (the “Funds”), hereby make, constitute and appoint Jerry Van Horn and Michelle A. Whalen, attorney-in-fact and agent for me and in my name and on my behalf to execute any and all filings and amendments to the Registration Statement on Form N-1A relating to shares of the Funds and any other documents and instruments incidental thereto, and to deliver and file the same, with all exhibits thereto, and all documents and instruments in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing that said attorneys-in-fact and agents, and each of them, deem advisable or necessary to enable the Funds to effectuate the intents and purposes hereof, and I hereby fully ratify and confirm all that said attorneys-in-fact and agents, or any of them, or their or his or her substitute or substitutes shall do or cause to be done by virtue thereof.

I have signed this Power of Attorney on February 20, 2013.

/s/ Harold L. Zuber, Jr.
Name: Harold L. Zuber, Jr.
Title: Director